SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                             ___________________

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  May 17, 2001

                        Commission File Number 1-5324

                             NORTHEAST UTILITIES
             (Exact Name of Registrant as specified in charter)



         Massachusetts                      04-2147929
 (State or Other jurisdiction             (IRS employer
       of incorporation)               identification no.)

    174 Brush Hill Avenue,                  01090-0010
      West Springfield MA
(Address of principal executive             (Zip code)
           offices)


                         (413) 785-5871
       Registrant's telephone number, including area code

                               N/A
  (Former name or former address, if changed since last report)


Item 5.  Other Events

     1. On May 17, 2001, WMECO Funding LLC ("WMECO Funding"), a subsidiary of Western Massachusetts Electric Company ("WMECO"), closed the sale of $155,000,000 of notes to Massachusetts RRB Special Purpose Trust WMECO-1, a special purpose trust. The trust in turn sold, through underwriters, $155,000,000 of rate reduction certificates to the public. The notes were issued in a single class. WMECO Funding applied the proceeds from the sale of the notes to the purchase of certain transition property from WMECO. The certificates were issued in a single class with a maturity and other terms identical to the notes.

     Reference is made to WMECO Funding's Current Report on Form 8-K dated May 17, 2001 for additional information.

     2. WMECO used the proceeds of the sale of the transition property to reduce its purchased power obligations and to repay short term debt.



                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NORTHEAST UTILITIES



Date:  May 24, 2001              By:   /S/ Randy A. Shoop
                                       Name:  Randy A. Shoop
                                       Title:    Assistant
                                       Treasurer - Finance